UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2026

PTC Inc.

(Exact name of Registrant as specified in its charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard
Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 370-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 4, 2026, PTC Inc., a Massachusetts corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Schneider Electric SE, a société européenne organized under the laws of France (“Schneider Electric”), and Grand Slam Merger Sub, Inc., a Massachusetts corporation and a wholly owned subsidiary of Schneider Electric (“Merger Sub”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Schneider Electric (the “Surviving Corporation”). Capitalized terms used herein without definition have the meanings specified in the Merger Agreement.

The Company’s Board of Directors (the “Board”) has approved the Merger Agreement and, subject to certain exceptions set forth in the Merger Agreement, resolved to recommend that the Company’s shareholders approve the Merger Agreement.

Merger Consideration

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) outstanding immediately prior to the Effective Time (subject to certain exceptions, including shares of Company Common Stock held by the Company or any wholly owned subsidiary of the Company (or held in the Company’s treasury) or held, directly or indirectly, by Schneider Electric, Merger Sub or any other wholly owned subsidiary of Schneider Electric) will be converted into the right to receive $205 in cash, without interest, subject to applicable withholding taxes (the “Merger Consideration”). If the Merger is consummated, Company Common Stock will be delisted from the Nasdaq Global Market and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Merger Agreement provides for the following treatment of outstanding restricted stock units with respect to shares of Company Common Stock (each, a “Company RSU”):

•

Cashed-Out RSUs. Each Company RSU outstanding immediately prior to the Effective Time that (i) has vested but has not yet been settled or (ii) is held by a non-employee member of the Board (each, a “Cashed-Out RSU”) will be cancelled at the Effective Time and converted into the right to receive, without interest, (a) the Merger Consideration on the same terms and conditions as outstanding shares of Company Common Stock plus (b) an amount in cash equal to any accrued but unpaid dividend equivalents in respect of the applicable Company RSU (the “Dividend Equivalent Amount”).

•

Deferred Cash Awards. Each Company RSU (including any Company RSU that vests subject to performance-based vesting conditions (each, a “Company PSU”)) that is outstanding immediately prior to the Effective Time that is not a Cashed-Out RSU will be cancelled and converted at the Effective Time into the right to receive an award in the form of cash, without interest, equal to (i) the product of (a) the Merger Consideration multiplied by (b) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time plus (ii) the Dividend Equivalent Amount (each such converted Company RSU, a “Deferred Cash Award”). Each Deferred Cash Award will remain subject to the same terms and conditions as applied to the Company RSU for which it was exchanged, including with respect to vesting and forfeiture (other than for any Company RSU where continued service is no longer required in order to continue vesting), except that performance-based vesting conditions will be deemed to be achieved at maximum and will not apply following the Effective Time (other than for certain Company PSUs granted following the date of the Merger Agreement and prior to the Effective Time, which will remain subject to performance goals). Each Deferred Cash Award will vest and become payable at the same time as the Company RSU for which it was exchanged would have vested, subject to the holder’s continued employment or service with Schneider Electric or any of its affiliates through the applicable vesting date (other than for any Company RSU where continued service is no longer required in order to continue vesting), except that it will vest and become payable in full upon an earlier termination of the holder’s employment or service by Schneider Electric or its affiliates without cause or by the holder for good reason (as each such term is defined in the Merger Agreement), in each case, at any time before the applicable vesting date.

To the extent appraisal rights are determined by a court to be available under applicable law, Company Common Stock held by shareholders of the Company who have not voted in favor of the Merger and who have properly exercised appraisal rights in accordance with Part 13 of the Massachusetts Business Corporation Act will not be converted into the right to receive the Merger Consideration and instead will be treated as provided in the Merger Agreement.

Closing Conditions

The parties’ respective obligations to complete the Merger are subject to certain closing conditions, including (1) the approval of the Merger Agreement by the holders of a majority of the outstanding shares of Company Common Stock; (2) certain regulatory clearances required under antitrust and foreign investment laws, including expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval by the Committee on Foreign Investment in the United States; (3) the absence of certain orders, injunctions or laws; (4) the accuracy of the other party’s representations and warranties, subject to certain standards set forth in the Merger Agreement; (5) compliance in all material respects with the other party’s obligations under the Merger Agreement; and (6) the absence of a material adverse effect on the Company that is continuing. The Merger is not conditioned on Schneider Electric or any other party obtaining financing.

No Solicitation; Board Recommendation

From the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company will be subject to customary restrictions on its ability to solicit, initiate or facilitate competing acquisition proposals from third parties and to provide information to, participate in discussions and engage in negotiations with, third parties regarding any competing acquisition proposals, release third parties from standstill obligations, or withdraw, modify or fail to publicly affirm (in certain circumstances) the Board’s recommendation in favor of the Merger, subject to a customary provision that allows the Company, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to a competing acquisition proposal, if the Board determines in good faith after consultation with its outside legal and financial advisors that such competing acquisition proposal constitutes a Superior Offer or would reasonably be expected to result in a Superior Offer. The Company is also required to cease and cause to be terminated any existing discussions or negotiations with regard to alternative transactions. The Company is required to notify Schneider Electric of any competing acquisition proposal, provide copies of written documentation related to such proposal, and give Schneider Electric a customary match period before effecting a change of recommendation.

Termination and Fees

The Merger Agreement includes customary termination provisions for both the Company and Schneider Electric and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by the Company to accept and enter into a definitive agreement with respect to a Superior Offer or by Schneider Electric upon a change by the Board of its recommendation in favor of the Merger, the Company will be required to pay Schneider Electric a termination fee of $700 million.

Financing

In connection with the Merger, Schneider Electric entered into a mandate letter (the “Debt Commitment Letter”), dated as of October 4, 2026, with Morgan Stanley Europe SE and Société Générale (together with any financing sources added in accordance with the terms of the Debt Commitment Letter, the “Financing Sources”), pursuant to which, and subject to the terms and conditions set forth therein, the Financing Sources have committed to provide debt financing (the “Debt Financing”) in an aggregate principal amount of $25,000,000,000 under a bridge term loan facility (the “Bridge Facility”). The funding of the Bridge Facility is subject to customary conditions, including the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the Debt Commitment Letter and the consummation of the Merger in accordance with the terms of the Merger Agreement. The Merger is not conditioned on Schneider Electric or any other party obtaining financing.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants made by each of Schneider Electric, Merger Sub, and the Company, including the making of certain public disclosures and other matters as described in the Merger Agreement. Until the earlier of the termination of the Merger Agreement and the Effective Time, the Company has agreed to operate its business in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement. The parties have agreed to use reasonable best efforts to take all actions necessary to consummate the Merger, subject to certain limitations contained in the Merger Agreement, including cooperating to obtain the regulatory approvals necessary to complete the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the Merger Agreement has been included to provide the Company’s shareholders and other security holders with information regarding its terms and is not intended to provide any factual information about the Company, Schneider Electric, Merger Sub or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by the Company’s shareholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by the Company’s shareholders or other security holders. The Company’s shareholders and other security holders are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to the Company’s shareholders’ right to receive the Merger Consideration and the right of holders of the Company RSUs to receive the consideration provided for such Company RSUs pursuant to the Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Schneider Electric, Merger Sub or their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, the Company, Schneider Electric, Merger Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the proxy statement that the Company will file, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that the Company will make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 7.01	Regulation FD Disclosure.

On October 5, 2026, the Company and Schneider Electric jointly issued a press release announcing the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including the information in Exhibit 99.1 attached to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in Exhibit 99.1 attached to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended (the “Securities Act”).

Cautionary Statement Regarding Forward-Looking Statements

This document contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact, including statements regarding the expected timing of the closing of the proposed transaction and the Company’s future operating, financial and growth expectations made in this document are forward-looking. In many cases, you can identify forward-looking statements by terminology, such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of such terms and other comparable terminology. There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside the Company’s and Schneider Electric’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Such risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring the Company to pay the other party a termination fee; the failure to obtain applicable regulatory or the Company’s stockholder approval in a timely manner or otherwise; the risk that the proposed transaction may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the risk that there may be unexpected costs, charges or expenses resulting from the proposed transaction; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of management’s time and attention from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s Common Stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the Company’s ability to retain and hire key personnel, retain customers and maintain relationships with its business partners, suppliers and customers; and the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed transaction. In addition, the macroeconomic and/or global manufacturing climates may not improve or may deteriorate due to, among other factors, the effects of import tariffs, threats of additional and reciprocal import tariffs, global trade and geopolitical tensions and uncertainty, including the recent military conflict in Iran, volatile foreign exchange rates, high interest rates or increases in interest rates, inflation, and tightening of credit standards and availability, any of which could cause customers to delay or reduce purchases of new software, adopt competing software solutions, reduce the number of subscriptions they carry, or delay payments to us, which would adversely affect the Company’s Annual Run Rate (“ARR”) and/or financial results and cash flow and growth; the Company’s investments in its software solutions, including the integration of artificial intelligence (“AI”) capabilities into its software solutions, may not drive expansion of those solutions and/or generate the ARR and/or cash flow we expect if those capabilities are not made available when or as we expect, if customers are slower to adopt those solutions than we expect, or if customers adopt competing solutions; customers may not build the product data foundations essential for the AI-driven transformation of their business when or as we expect, which could adversely affect the Company’s ARR and/or financial results and cash flow and growth; the Company’s go-to-market realignment and related initiatives may not generate the ARR and/or financial results or cash flow when or as we expect; and foreign exchange rates may differ materially from those we expect. Other risks and uncertainties that could cause actual results to differ materially from those projected are described from time to time in reports the Company files with the SEC, including the Company’s most recent Annual Report on Form 10-K filed on November 21, 2025, Quarterly Reports on Form 10-Q, and other filings with the SEC. Except to the extent required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Schneider Electric. In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements on Schedule 14A. The definitive proxy statement (if and when available) will be mailed to the Company’s shareholders. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC or sent to its shareholders in connection with the proposed transaction.

BEFORE MAKING ANY DECISION, COMPANY SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1: Election of Directors,” “Our Executive Officers,” “Corporate Governance and the Board of Directors,” “Stock Owned by Directors and Officers” and “Compensation Discussion and Analysis” in the definitive proxy statement for the Company’s 2026 Annual Meeting of Stockholders filed with the SEC on December 23, 2025, and in the Company’s Current Report on Form 8-K filed with the SEC on February 11, 2026. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction if and when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 4, 2026, by and among PTC Inc., Schneider Electric SE and Grand Slam Merger Sub, Inc.*

99.1	Joint press release issued by the Company and Schneider Electric, dated October 5, 2026 (furnished herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. PTC agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2026

PTC INC.

By:	/s/ Aaron C. von Staats
Name:	Aaron C. von Staats
Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary